ALTA GOLD CO.

   FORM 10-Q FOR THE PERIOD ENDED JUNE 30, 1996

                    EXHIBIT #1

            SETTLEMENT AGREEMENT DATED
               JUNE 28, 1996, BY AND
             BETWEEN ALTA GOLD CO. AND
          STARTRONIX INTERNATIONAL, INC.,
           THE SUCCESSOR IN INTEREST TO
             GOLD EXPRESS CORPORATION

               SETTLEMENT AGREEMENT


     THIS SETTLEMENT AGREEMENT ("Settlement
Agreement"), effective June 28, 1996, is made and entered into by and between ALTA GOLD CO., a Nevada corporation ("Alta Gold"), and STARTRONIX
INTERNATIONAL, INC., a Delaware corporation
("StarTronix"), the successor in interest to GOLD
EXPRESS CORPORATION, a Washington corporation
("Gold Express").

                     RECITALS:
                     --------

     A.   Alta Gold and Gold Express previously
entered into an Asset Purchase Agreement
("Purchase Agreement") dated effective June 14,
1994, wherein Alta Gold purchased from Gold
Express certain assets and property referred to in the Purchase Agreement as the "Copper Flat Property."

     B.   The purchase price for the Copper Flat
Property consisted of (1) cash; (2) the issuance by Alta Gold of a 6% convertible subordinated debenture in the principal amount of $1,500,000 due June 14, 1996 (the "1996 Debenture"); (3) the issuance by Alta Gold of a 6% convertible subordinated debenture in the principal amount of $1,500,000 due June 14,1998 (the "1998
Debenture"); (4) the issuance by Alta Gold of a subordinated Zero Coupon Debenture with a redemption price of $4,000,000 due fourteen years from the date of closing ("Zero Coupon
Debenture"); and (5) the grant of a provisional copper production royalty, payments pursuant to which would constitute credits against the Zero
Coupon Debenture.

     C.   Disputes have arisen between StarTronix
and Alta Gold in various contexts, primarily related to the Purchase Agreement, certain representations and warranties by Gold Express about the Copper Flat Property, and Alta Gold's withholding of certain payments due under the 1996 and 1998 Debentures based on claimed rights of offset against the Debentures.

     D.   In November, 1995, StarTronix, in the
name of Gold Express, initiated an arbitration requesting an adjudication of Alta Gold's right to an adjustment of the purchase price and corresponding right of offset.

     E.   Alta Gold answered, denying Gold
Express' claim and counterclaimed, asserting a breach of contract by Gold Express.

                 AGREEMENT:
                 ---------

     Based upon the foregoing, and in
consideration of the mutual covenants and obligations herein, the parties agree to compromise their claims as follows:

I.   1996 and 1998 Debentures.
     -------------------------  StarTronix shall
surrender to Alta Gold the 1996 and 1998
Debentures contemporaneously with the execution of this Settlement Agreement and shall exercise and compromise its conversion rights under said
Debentures as follows:

          (a)  Stock.
               ------  Alta Gold shall issue to
StarTronix contemporaneously with the execution of this Settlement Agreement 400,000 shares of Alta
Gold common stock par value $0.001 (the "Shares").
StarTronix specifically agrees that neither it nor any assignee will sell any of the Shares to the public (pursuant to Rule 144 or otherwise) prior to January 1, 1997, and thereafter such sales shall be limited, through and including the month of October, 1997, to not more than 40,000 shares each month. All such permitted sales, and any other assignments or dispositions of the Shares, shall be subject to the provisions of paragraph 6 hereof. The shares will contain a legend to reflect this agreement.

          (b)  Warrants.
               ---------  Alta Gold shall issue to
StarTronix contemporaneously with the execution of this Settlement Agreement warrants to purchase up to 400,000 shares of Alta Gold's $0.001 par value common stock ("Warrants"). The Warrants shall be in the form of Exhibit "A" hereto and may be converted into common stock of Alta Gold at a cash purchase price of $4.00 per share at any time prior to five years from the date of this Settlement Agreement.

          (c)  The foregoing modification and
exercise of the conversion rights under the 1996 and 1998 Debentures, together with the other terms contained in this Settlement
Agreement, constitute a full and final compromise and release of Alta Gold's rights of offset and the foregoing modification and exercise of the conversion rights under the 1996 and 1998
Debentures are accepted by StarTronix in lieu of payment and in full satisfaction and compromise of the 1996 and 1998 Debentures, including any claim for principal and interest under said Debentures.

     1.   Zero Coupon Debenture and Royalty
          ---------------------------------
          Agreement
          ---------

          (a)  Amendment.
               ----------  The Zero Coupon
Debenture and the Provisional Copper Production
Royalty Agreement dated June 14, 1994 between
Alta Gold and Gold Express ("Royalty Agreement"), which is currently held by Startronix, shall be and remain fully binding, valid and payable according to the terms thereof, except that the Zero Coupon Debenture shall be amended in the form of Exhibit "B" hereto ("Amended Zero Coupon
Debenture").  All provisions of the Zero Coupon
Debenture and the Royalty Agreement which link the Zero Coupon Debenture and the Royalty Agreement shall remain in full force and effect, including all provisions which make payment under either one of those instruments a discharge, to that extent, of payment obligations under the other. As of the effective date of this Settlement Agreement, Alta
Gold shall have no right of offset or defense of any kind to the performance of the Zero Coupon
Debenture and the Royalty Agreement.

          (b)  Execution of Amended Zero Coupon
               --------------------------------
Debenture.
- ---------- The Amended Zero Coupon Debenture, in the form of Exhibit "B", will be executed by Alta
Gold contemporaneously with the execution of this Settlement Agreement and upon surrender of the Zero Coupon Debenture.

          (c)  Assignment of Zero Coupon
               -------------------------
Debenture.
- ---------- Alta Gold agrees that it will not unreasonably withhold its consent to an assignment of the Amended Zero Coupon Debenture by StarTronix to a third party (the "Third Party"), subject to the following: (1) Alta Gold receiving notification of the intended assignment; (2) Alta
Gold, StarTronix and the Third Party agreeing as to balance owing under the Amended Zero Coupon
Debenture, utilizing the procedure set forth in paragraph 2(d) herein; (3) StarTronix assigning to the Third Party all of its rights, obligations and duties under said Amended Zero Coupon Debenture and the Royalty Agreement; and (4) that no further assignment or transfer of the Amended Zero Coupon
Debenture shall be permitted without the further consent of Alta Gold. All subsequent assignments shall be subject to the provisions of this Section
2(c).

          (d)  Accounting Procedure.
               ---------------------  Payments
made under the Royalty Agreement will be credited as an offset against the Amended Zero Coupon
Debenture. The amounts due and owing under the Amended Zero Coupon Debentures shall be determined by utilizing the following procedure: Each time a provisional copper royalty payment is made by Alta
Gold, said payment shall be accompanied by a Statement of Account in the form attached hereto as Exhibit "C", which shall set forth the amount of said royalty payment as well as the Maturity
Amount owing under the Amended Zero Coupon
Debenture (after credit is given for the accompanying payment)("Balance Owing"). The
Statement of Account shall be sent by certified mail or similar delivery showing the date of receipt. If Startronix (or its assignee) does not give notice to Alta Gold that it disputes the Balance Owing within 60 days of receipt of the Statement of Account, said amount shall be deemed to be the amount agreed to by the parties as due and owing, and Startronix (or its assignee) will be deemed to have waived any and all right to dispute said Balance Owing. As of the date of this Settlement Agreement, no payments have been made under the Royalty Agreement and the Maturity
Amount which remains owing on the Zero Coupon
Debenture is $4,000,000.00.

     2.   Assumption Agreement.
          ---------------------  All of Alta
Gold's executory obligations under the terms of the "Assumption Agreement" attached as Exhibit "D" to the Purchase Agreement shall remain in full effect.

     3.   Mutual Releases.
          ---------------

          (a)  Except as otherwise set forth in
this Settlement Agreement, StarTronix on behalf of
itself, its agents, successors, predecessors,
assigns and all affiliated or related persons or
entities, both past and present, hereby waive,
discharge and release Alta Gold, its agents,
successors, predecessors, assigns and all
affiliated or related persons or entities, both
past and present, from any and all liabilities,
debts, demands, contracts, promises, agreements,
claims, causes of action, injuries, costs,
attorneys' fees, or damages of any kind or
character, both known or unknown, which may now
exist or later be discovered, arising from,
related to, or connected with any and all disputes
and relationships between the parties including,
without limitation, all claims directly or
indirectly related to or arising out of the
Purchase Agreement, the 1996 Debenture, the 1998
Debenture, and all matters asserted in or relating
in anyway to that certain arbitration entitled
Gold Express Corporation v. Alta Gold Co.,
- -----------------------------------------
American Arbitration Association File No.
2650-9001-0001.

          (b)  Except as otherwise set forth in
this Settlement Agreement, Alta Gold, on behalf of
itself, its agents, successors, predecessors,
assigns and all affiliated or related persons or
entities, both past and present, hereby waive,
discharge and release StarTronix, its agents,
successors, predecessors, assigns and all
affiliated or related persons or entities, both
past and present, from any and all liabilities,
debts, demands, contracts, promises, agreements,
claims, causes of action, injuries, costs,
attorneys' fees, or damages of any kind or
character, both known or unknown, which may now
exist or later be discovered, arising from,
related to, or connected with any and all disputes
and relationships between the parties including,
without limitation, all claims directly or
indirectly related to or arising out of the
Purchase Agreement, the 1996 Debenture, the 1998
Debenture, and all matters asserted in or relating
in any way to that certain arbitration entitled
Gold Express Corporation v. Alta Gold Co.,
- -----------------------------------------
American Arbitration Association File No.
2650-9001-0001.  This release does not extend to:
a)counsel who have issued those opinion letters attached as Exhibits 1(G), 15,16 and 17 to the Purchase Agreement and Alta Gold and StarTronix expressly agree that Alta Gold reserves any and all rights related to or flowing from said opinion letters or b) any Seller or assignor, other than Gold Express or its successors in interest, from whom Alta Gold acquired, directly or indirectly, any right, title or interest in assets of any nature whatsoever.

               Alta Gold shall indemnify
StarTronix, and hold it harmless, against any and all claims, defenses, liabilities, or expenses resulting or arising from Alta Gold's reservations of its claims as set forth in the preceding sentence including, without limitation, any and all claims, defenses, liabilities, or expenses resulting or arising from any claim, cross complaint, third party claim, or action, or threats of same, asserted by any person against whom Alta Gold asserts any claim within the scope of those claims released by Alta Gold as to StarTronix under this Section 4(b).

          (c)  Legal Representation.
               ---------------------  Each party
acknowledges the receipt of the advice of independent legal counsel prior to the execution of this Settlement Agreement; that the legal nature and effect of this Settlement
Agreement has been fully explained to it by counsel; and that each party fully understands the terms and provisions of this Settlement Agreement and its nature and effect. Each party further represents that it is relying solely on the advice of its own counsel in executing this Settlement Agreement and has not relied on the representation of any other party, except as expressly set forth herein, or of the counsel for any other party. Each party further represents that this Settlement Agreement, and the terms hereof, were arrived at after bargaining and negotiation among the parties, and each provision hereof shall be construed as having been drafted by each and all of the parties hereto.

          (d)  Unknown Damages.
               ----------------  There is a risk
that subsequent to the execution of this Settlement Agreement one party will incur damage or loss which that party deems in some way attributable to the prior actions of the other party or parties, but which are unknown and unanticipated at the time this Settlement
Agreement is signed. Except as may be otherwise set forth in this Settlement Agreement, each party acknowledges and assumes the risk that damages presently known may become progressive, greater or more serious than is now known, expected or anticipated.

          (e)  Reliance on Known Facts.
               ------------------------  Each
party agrees that if the facts with respect to this Settlement Agreement are found hereafter to be different from the facts now believed by such party to be true, that party nevertheless expressly accepts and assumes the risk of such possible difference in facts and agrees that this Settlement Agreement is and will remain effective notwithstanding such difference in facts.

     4.   Degerstrom Acknowledgment.
          --------------------------  StarTronix
will provide to Alta Gold an acknowledgment in the form of Exhibit "D" attached hereto,executed by N.A. Degerstrom, Inc., acknowledging that the 1996 and 1998 Debentures and the Zero Coupon Debenture may be surrendered by StarTronix to Alta Gold free and clear of any and all interest, right or entitlement N.A. Degerstrom, Inc. may have, directly or indirectly, to said Debentures, the interest in the proceeds to be received thereunder, or any conversion rights or stock to be issued pursuant to said conversion rights.

     5.   Restricted Securities.
          ----------------------  StarTronix
acknowledges and agrees that the Shares, the Warrants, and any shares of Alta Gold common stock that are issued upon the exercise of the Warrants have not been and will not be registered under the Securities Act of 1933, as amended ("Act") or the securities laws of any state, and will constitute
"restricted securities" as that term is defined in the rules and regulations promulgated under the Act, and may not be sold or otherwise transferred in the absence of (i) an effective registration statement with respect thereto under the Act or
(ii) an opinion of counsel acceptable to Alta Gold that such registration is not required in connection with the sale or transfer in question.

     6.   No Assignment.
          --------------  Each party represents
and warrants that there has been no assignment or other transfer of any claim, said party has or may have, one against the other.

     7.   Governing Law.
          --------------

          (a)  This Settlemet Agreement shall be
governed by and interpreted in accordance with the laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any other jurisdiction other than the State of Nevada.

          (b)  Although the parties do not intend
this Settlement Agreement to be governed or interpreted by the laws of the State of California to the extent it is held applicable, each of the parties to this Agreement waives the benefits of California Civil Code Section 1542 which provides as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO
     CLAIMS WHICH THE CREDITOR DOES NOT KNOW
     OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME
     OF EXECUTING THE RELEASE, WHICH IF KNOWN BY
     HIM MUST HAVE MATERIALLY AFFECTED HIS
     SETTLEMENT WITH THE DEBTOR."

     8.   No Third Party Beneficiaries.
          -----------------------------  This
Settlement Agreement shall confer rights and remedies only upon the parties hereto and their respective successors and permitted assigns and shall not confer any rights or remedies upon any other person or entity.

     9.   Corporate Authority.
          --------------------

          (a)  Each party has full corporate power
and authority to execute and deliver this Settlement Agreement and to perform its obligations hereunder. Specifically, StarTronix represents and warrants to Alta Gold that it is the sole and complete successor in interest to Gold Express and, in such capacity (i) owns and holds all of the rights and has all of the obligations of Gold Express under the Purchase Agreement, the
1996 Debenture, the 1998 Debenture, the Zero
Coupon Debenture and the Royalty Agreement and in connection with the arbitration proceeding referred to in paragraph 4 hereof, and (ii) has the full legal right and authority to modify, compromise and settle the foregoing, as contemplated by this Settlement Agreement, in a manner which is valid and binding as to StarTronix in all respects and for all purposes.

          (b)  In connection with the execution
and delivery of this Settlement Agreement, each party (the "Delivering Party") will provide the other party (the "Receiving Party") with all documents and certifications that the Receiving
Party shall reasonably request in regard to the corporate existence of the Delivering Party and power and authority of the Delivering Party to execute and deliver this Settlement Agreement, including without limitation (i) true and complete copies of the Articles of Incorporation of the Delivering Party, certified by an appropriate governmental official within a reasonable number of days of the effective date of this Settlement
Agreement, (ii) a certificate of corporate good standing issued by the appropriate governmental authority and dated within a reasonable number of days of the effective date hereof; (iii) certified copies of resolutions of the Board of Directors of the Delivering Party authorizing the execution and delivery of this Settlement Agreement and the performance by the Delivering Party all of its obligations hereunder, and (iv) a certificate of the corporate secretary of the Delivering Party as to the incumbency of the officer executing this Settlement Agreement on behalf of the Delivering
Party.

     10.  Further Acts.
          -------------  The parties to this
Settlement Agreement shall promptly take such further acts and execute such other documents as shall be necessary to carry out the spirit and letter of this Settlement Agreement. Without limiting the generality of the foregoing, in the event any court, county recorder, secretary of state, or other governmental agency may require any additional or different documents or actions in order to effect the purposes contemplated by this Settlement Agreement, the parties to this Settlement Agreement shall execute the necessary documents and take the necessary steps to comply with those requirements.

     11.  Attorneys' Fees.
          ----------------  If any party breaches
any obligation under this Settlement Agreement, the non-breaching party (or the prevailing party in the event of any litigation or alternate dispute resolution procedure) shall be entitled to its reasonable expenses, attorneys' fees, and costs incurred in any action taken, with or without litigation, to enforce, work out, or renegotiate the terms of this Settlement
Agreement, or to remedy or compensate for such breach.

     12.  Severability.
          ------------- In the event that any one or more of the provisions of this Settlement
Agreement shall be invalid, illegal, or
unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be in any way affected or imposed thereby.

     13.  Counterparts.
          ------------- This Settlement Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Settlement Agreement effective as set forth above.

                              ALTA GOLD CO.


                              By:
                                ------------------
                                  Robert N. Pratt
                              Its: President


                              BY AFFIXING MY
                              SIGNATURE HERETO, I
                              HEREBY ACKNOWLEDGE
                              THAT THE SUBJECT OF
                              UNKNOWN CLAIMS WAS
                              DISCUSSED WITH
                              COUNSEL FOR ALTA
                              GOLD, AND THAT I
                              UNDERSTAND THAT
                              ALTA GOLD IS
                              RELEASING CLAIMS
                              THAT MAY BE
                              DISCOVERED IN
                              THE FUTURE WHICH
                              ARISE OUT OF FACTS
                              OR EVENTS WHICH NOW
                              EXIST OR HAVE
                              PREVIOUSLY OCCURRED.

                              STARTRONIX
                              INTERNATIONAL, INC.


                              By:
                                 -----------------

                              Its:
                                 -----------------


                              BY AFFIXING MY
                              SIGNATURE HERETO, I
                              HEREBY ACKNOWLEDGE
                              THAT THE SUBJECT OF
                              UNKNOWN CLAIMS WAS
                              DISCUSSED WITH
                              COUNSEL FOR
                              STARTRONIX, AND THAT
                              I UNDERSTAND THAT
                              STARTRONIX IS
                              RELEASING CLAIMS
                              THAT MAY BE
                              DISCOVERED IN
                              THE FUTURE WHICH
                              ARISE OUT OF FACTS
                              OR EVENTS WHICH NOW
                              EXIST OR HAVE
                              PREVIOUSLY OCCURRED.

     The undersigned counsel for the respective parties have pointed out to and discussed with their respective clients the fact that the releases given by their clients under this Settlement Agreement apply to unknown claims, and the significance thereof.

                              RUTAN & TUCKER


                              By
                                -----------------
                                Edward D. Sybesma,
                                 Jr.
                                (Counsel for
                                 "StarTronix")

                              PARSONS BEHLE &
                              LATIMER


                              By
                                 -----------------
                                Val R. Antczak
                                (Counsel for "Alta
                                   Gold")